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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2006


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


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
           MICHIGAN                        0-452                 38-1093240
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 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)
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
       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                      49286
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(Address of principal executive offices)                        (Zip Code)
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       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 3, 2006, we entered into amendments to our First Lien Credit
Agreement and Second Lien Credit Agreement that eliminated the adjusted EBITDA covenants for the twelve months ended September 30, 2006 and modified the covenants for future periods, as summarized below. These amendments bring us into compliance with the Credit Agreements, as amended.

     As amended, our Credit Agreements require us to achieve at least the following levels of cumulative adjusted EBITDA for the periods specified:


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
               PERIOD                    MINIMUM ADJUSTED EBITDA
October 1, 2006 through December 31,           ($14,900,000)
2006

October 1, 2006 through March 31,               ($8,000,000)
2007

October 1, 2006 through June 30, 2007           $21,800,000

October 1, 2006 through September               $57,000,000
30, 2007

January 1, 2007 through December 31,            $88,900,000
2007
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     The other principal features of the Credit Agreement amendments are:

     o Targeted principal reductions are established for our Second Lien indebtedness. Failing to achieve them would not be a default, but if we do not achieve the reduction targeted for a given date, we will be required to pay "payment-in-kind" ("PIK") fees to the Second Lien lenders in an amount equal to a percentage of the shortfall. The maximum amounts of PIK fees payable under this provision are $2.1 million in the third quarter of 2007, $1.5 million in the fourth quarter of 2007, and $1.8 million in the first quarter of 2008.

     o    Our revolving credit borrowing capacity under the First Lien Credit
          Agreement is reduced by $15 million for the foreseeable future.

     o    Failing to make a required payment on our Brazilian subsidiary's separate loans will not be a default under these Credit Agreements until 90 days after such failure to pay unless during the 90-day period a Brazilian lender takes legal action to collect and the action is not stayed within ten days. We are in discussions with the
          Brazilian lenders regarding the restructuring of the Brazilian loans and most, but not all, of the Brazilian lenders have agreed not to take legal action to collect their debts, which agreement expires
          November 15, 2006. The amended Credit Agreements continue to place significant constraints on our ability to support our Brazilian subsidiary's debt and may prevent us from making payments that come due on and after November 15, 2006. If we do not make payments when due, the affected Brazilian lenders may institute legal actions, and if they do, we do not know whether it would be possible to stay the actions within ten days so as to prevent a default under the First and
          Second Lien Credit Agreements.
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     o    We paid the First and Second Lien lenders approximately $2.5 million in cash amendment fees.


     For more detailed information about the amendments' terms, please see the copies filed as exhibits to this report.

     We are currently negotiating with another group of lenders to provide us a new credit facility that would replace our existing Second Lien Credit
Agreement, as amended. There can be no assurance that we will succeed in obtaining this new credit facility.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On November 6, 2006, we issued a press release announcing that we were postponing our quarterly earnings release and the related conference call, that we planned to delay filing our third quarter Form 10-Q until November 14, 2006, and that we had signed the amendments described above. A copy of the press release is furnished as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed or furnished with this report:

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
         Exhibit No.                Description

         4.1                        Amendment No. 2 to First Lien Credit Agreement dated November 3, 2006 by and among
                                    Tecumseh Products Company and certain Lenders and Issuers listed therein and
                                    Citicorp USA, Inc. as Administrative Agent and Collateral Agent (Note: Portions of
                                    this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.)

         4.2                        Amendment No. 2 to Second Lien Credit Agreement dated November 3, 2006 by and among Tecumseh Products Company and certain lenders listed therein and Citicorp
                                    USA, Inc. as Administrative Agent and Collateral Agent (Note: Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.)

         99.1                       Press release issued November 6, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TECUMSEH PRODUCTS COMPANY


Date: November 7, 2006               By  /s/ James S. Nicholson
                                         -------------------------------------
                                         James S. Nicholson
                                         Vice President, Treasurer and Chief
                                         Financial Officer

NOTE: The information in Item 7.01 of this report and the related exhibit
(Exhibit 99.1) is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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                                  EXHIBIT INDEX

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
         Exhibit No.                Description

         4.1                        Amendment No. 2 to First Lien Credit Agreement dated November 3, 2006 by and among
                                    Tecumseh Products Company and certain Lenders and Issuers listed therein and
                                    Citicorp USA, Inc. as Administrative Agent and Collateral Agent (Note: Portions of
                                    this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.)

         4.2                        Amendment No. 2 to Second Lien Credit Agreement dated November 3, 2006 by and among Tecumseh Products Company and certain lenders listed therein and Citicorp
                                    USA, Inc. as Administrative Agent and Collateral Agent (Note: Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.)

         99.1                       Press release issued November 6, 2006
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